EXHIBIT 99.1

      Accrued Interest Date:                           Collection Period Ending:
      25-Aug-04                                                       31-Aug-04

      Distribution Date:       BMW VEHICLE OWNER TRUST 2004-A          Period #
      27-Sep-04                ------------------------------                 4

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

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      Balances
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                                                                                              Initial                 Period End
               Receivables                                                             $1,500,120,934             $1,290,947,178
               Reserve Account                                                             $9,683,915                $15,332,287
               Yield Supplement Overcollateralization                                     $10,287,158                 $8,802,805
               Class A-1 Notes                                                           $313,000,000               $105,310,597
               Class A-2 Notes                                                           $417,000,000               $417,000,000
               Class A-3 Notes                                                           $470,000,000               $470,000,000
               Class A-4 Notes                                                           $256,312,000               $256,312,000
               Class B Notes                                                              $33,521,000                $33,521,000

      Current Collection Period
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               Beginning Receivables Outstanding                                       $1,344,275,394
               Calculation of Total Distribution Amount
                       Regular Principal Distributable Amount
                                Receipts of Scheduled Principal                           $29,819,672
                                Receipts of Pre-Paid Principal                            $23,116,020
                                Liquidation Proceeds                                         $276,561
                                Principal Balance Allocable to Gross Charge-offs             $115,963
                       Total Receipts of Principal                                        $53,328,216

                       Interest Distribution Amount
                                Receipts of Interest                                       $5,001,684
                                Servicer Advances                                             $63,383
                                Reimbursement of Previous Servicer Advances                        $0
                                Accrued Interest on Purchased Receivables                          $0
                                Recoveries                                                    $14,635
                                Net Investment Earnings                                       $10,069
                       Total Receipts of Interest                                          $5,089,772

                       Release from Reserve Account                                                $0

               Total Distribution Amount                                                  $58,302,025

               Ending Receivables Outstanding                                          $1,290,947,178

      Servicer Advance Amounts
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               Beginning Period Unreimbursed Previous Servicer Advance                        $98,587
               Current Period Servicer Advance                                                $63,383
               Current Reimbursement of Previous Servicer Advance                                  $0
               Ending Period Unreimbursed Previous Servicer Advances                         $161,970

      Collection Account
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               Deposits to Collection Account                                             $58,302,025
               Withdrawals from Collection Account
                       Servicing Fees                                                      $1,120,229
                       Class A Noteholder Interest Distribution                            $2,579,384
                       First Priority Principal Distribution                                       $0
                       Class B Noteholder Interest Distribution                               $98,328
                       Regular Principal Distribution                                     $52,967,221
                       Reserve Account Deposit                                             $1,536,862
                       Unpaid Trustee Fees                                                         $0
                       Excess Funds Released to Depositor                                          $0
               Total Distributions from Collection Account                                $58,302,025



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      Excess Funds Released to the Depositor
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                       Release from Reserve Account                                     $0
                       Release from Collection Account                                  $0
               Total Excess Funds Released to the Depositor                             $0

      Note Distribution Account
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               Amount Deposited from the Collection Account                    $55,644,933
               Amount Deposited from the Reserve Account                                $0
               Amount Paid to Noteholders                                      $55,644,933

      Distributions
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               Monthly Principal Distributable Amount                      Current Payment    Ending Balance    Per $1,000    Factor
               Class A-1 Notes                                                 $52,967,221      $105,310,597     $169.22      33.65%
               Class A-2 Notes                                                          $0      $417,000,000       $0.00     100.00%
               Class A-3 Notes                                                          $0      $470,000,000       $0.00     100.00%
               Class A-4 Notes                                                          $0      $256,312,000       $0.00     100.00%
               Class B Notes                                                            $0       $33,521,000       $0.00     100.00%

               Interest Distributable Amount                               Current Payment        Per $1,000
               Class A-1 Notes                                                    $171,204             $0.55
               Class A-2 Notes                                                    $653,300             $1.57
               Class A-3 Notes                                                  $1,045,750             $2.23
               Class A-4 Notes                                                    $709,130             $2.77
               Class B Notes                                                       $98,328             $2.93



      Carryover Shortfalls
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                                                                                  Prior
                                                                             Period Carryover   Current Payment   Per $1,000
               Class A-1 Interest Carryover Shortfall                                   $0                $0           $0
               Class A-2 Interest Carryover Shortfall                                   $0                $0           $0
               Class A-3 Interest Carryover Shortfall                                   $0                $0           $0
               Class A-4 Interest Carryover Shortfall                                   $0                $0           $0
               Class B Interest Carryover Shortfall                                     $0                $0           $0


      Receivables Data
      ------------------------------------------------------------------------------------------------------------------------------

                                                                          Beginning Period     Ending Period
               Number of Contracts                                                  61,622            60,374
               Weighted Average Remaining Term                                       47.59             46.62
               Weighted Average Annual Percentage Rate                               4.77%             4.74%

               Delinquencies Aging Profile End of Period                     Dollar Amount        Percentage
                       Current                                              $1,175,237,740            91.04%
                       1-29 days                                              $103,182,042             7.99%
                       30-59 days                                              $10,355,769             0.80%
                       60-89 days                                               $1,282,067             0.10%
                       90-119 days                                                $628,857             0.05%
                       120-149 days                                               $260,704             0.02%
                       Total                                                $1,290,947,178           100.00%
                       Delinquent Receivables +30 days past due                $12,527,396             0.97%


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               Write-offs
                       Gross Principal Write-Offs for Current Period              $115,963
                       Recoveries for Current Period                               $14,635
                       Net Write-Offs for Current Period                          $101,328

                       Cumulative Realized Losses                                 $140,102


               Repossessions                                                 Dollar Amount             Units
                       Beginning Period Repossessed Receivables Balance           $990,233                30
                       Ending Period Repossessed Receivables Balance            $1,392,077                42
                       Principal Balance of 90+ Day Repossessed Vehicles                $0                 0



      Yield Supplement Overcollateralization
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               Beginning Period Required Amount                                 $9,163,800
               Beginning Period Amount                                          $9,163,800
               Ending Period Required Amount                                    $8,802,805
               Current Period Release                                             $360,995
               Ending Period Amount                                             $8,802,805
               Next Distribution Date Required Amount                           $8,448,608

      Reserve Account
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               Beginning Period Required Amount                                $23,364,439
               Beginning Period Amount                                         $13,795,425
               Net Investment Earnings                                             $10,069
               Current Period Deposit                                           $1,536,862
               Current Period Release to Collection Account                             $0
               Current Period Release to Depositor                                      $0
               Ending Period Required Amount                                   $22,437,513
               Ending Period Amount                                            $15,332,287

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